UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 19, 2009

INLAND REAL ESTATE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-32185 (Commission File Number)	36-3953261 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On October 19, 2009, Inland Real Estate Corporation (the “Company”) issued a press release announcing that the Company paid a cash distribution of $0.0475 per share on the outstanding shares of its common stock to common stockholders of record at the close of business on September 30, 2009.  In addition, the Company announced that it has declared a cash distribution of $0.0475 per share on the outstanding shares of its common stock, payable on November 17, 2009 to common stockholders of record at the close of business on November 2, 2009.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated in its entirety in this Item 8.01 disclosure by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: N/A

(b)	Pro Forma Financial Information: N/A
(c)	Shell Company Transactions: N/A

(d)	Exhibits:

Exhibit No.	Description

99.1	Press release of Inland Real Estate Corporation, dated October 19, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE CORPORATION

By:	/s/ Mark E. Zalatoris
Name:	Mark E. Zalatoris
Title:	President and Chief Executive Officer

Date:

     October 19, 2009

EXHIBIT INDEX

Exhibit No.

Description

  99.1                 Press release of Inland Real Estate Corporation, dated October 19, 2009